UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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BRAZIL MINERALS, INC.

(Name of Registrant As Specified In Its Charter)

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BRAZIL MINERALS, INC.

433 North Camden Drive

Suite 810

Beverly Hills, CA 90210

(833) 661-7900

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Dear Stockholders of Brazil Minerals, Inc.:

This Notice and accompanying Information Statement is being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of Brazil Minerals, Inc., a Nevada corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) by the unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of an annual meeting of stockholders:

1.	The appointment of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, during the fiscal year ended December 31, 2021;
4.	The approval, on a non-binding advisory basis, of a three-year frequency of future advisory votes on compensation of named executive officers;
5.	The ratification of the adoption of the Brazil Minerals, Inc. 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”);
6.	The increase in the number of common shares allocated to the 2017 Stock Incentive Plan from 25,000,000 to 250,000,000;
7.	The amendment of our Articles of Incorporation to change the name of the Company from Brazil Minerals, Inc. to Atlas Lithium Corporation; and
8.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State at any time before March 31, 2023, to effect a reverse stock split of our outstanding Common Stock by a ratio of not less than 1 for 100 and not more than 1 for 1,000, as determined by the Board (the “Reverse Stock Split”).

On November 24, 2017, the Board unanimously adopted resolutions approving the 2017 Stock Incentive Plan. On July 18, 2022, the Board unanimously adopted resolutions approving the remaining Corporate Actions.

The purpose of this Information Statement is to notify our stockholders that on July 18, 2022, Marc Fogassa, the holder of one share of the Company’s Series A Preferred Stock, representing a majority of the voting power of our issued and outstanding voting capital stock (the “Majority Stockholder”), executed a written consent in place of an annual meeting of stockholders (the “Majority Stockholder Written Consent”), approving the foregoing matters. The Majority Stockholder Written Consent constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock of record at the close of business on July 18, 2022 (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent. The Majority Stockholder also serves as the Company’s Chief Executive Officer and Chairman of the Board.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about August 2, 2022. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

Dated: July 29, 2022
Marc Fogassa
Chief Executive Officer and Chairman of the Board

BRAZIL MINERALS, INC.

BRAZIL MINERALS, INC.

433 North Camden Drive

Suite 810

Beverly Hills, CA 90210

(833) 661-7900

INFORMATION STATEMENT

July 18, 2022

General Information

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the common stock, par value $0.001 per share, of Brazil Minerals, Inc., a Nevada corporation (the “Company”) as of the close of business on July 18, 2022, to notify such stockholders that on July 18, 2022, the Company received a written consent in place of an annual meeting of stockholders (the “Majority Stockholder Written Consent”) from Marc Fogassa, the holder of one share of Series A Preferred Stock, representing a majority of the voting power of our issued and outstanding shares of voting stock (the “Majority Stockholder”), approving of the following corporate actions (the “Corporate Actions”):

1.	The appointment of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, during the fiscal year ended December 31, 2021;
4.	The approval, on a non-binding advisory basis, of a three-year frequency of future advisory votes on compensation of named executive officers;
5.	The ratification of the adoption of the Brazil Minerals, Inc. 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”);
6.	The increase in the number of common shares allocated to the 2017 Stock Incentive Plan from 25,000,000 to 250,000,000;
7.	The amendment of our Amended and Restated Articles of Incorporation to change the name of the Company from Brazil Minerals, Inc. to Atlas Lithium Corporation; and
8.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State at any time before December 31, 2022, to effect a reverse stock split of our outstanding Common Stock by a ratio of not less than 1 for 100 and not more than 1 for 1,000, as determined by the Board (the “Reverse Stock Split”).

Mr. Fogassa, the Majority Stockholder, also serves as the Company’s Chief Executive Officer and Chairman of the Board.

On November 24, 2017 and July 18, 2022 the Company’s Board approved the Corporate Actions, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes (the “NRS”), the Company’s Articles of Incorporation, and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common and preferred stock of record at the close of business on July 18, 2022 (the “Record Date”), are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to the holders of our securities.

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FORWARD-LOOKING STATEMENTS. This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 25, 2022 and amended on March 29, 2022 (the “Annual Report”).

About ThIS Information Statement

What is the purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Actions taken by Mr. Fogassa, our Majority Stockholder, as the holder of one share of Series A Preferred Stock, representing 51% of the voting power of our issued and outstanding shares of voting stock.

Who is entitled to receive this Information Statement?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. As of the close of business on the Record Date, the Majority Stockholder held the authority to cast votes in excess of 50% of the Company’s outstanding voting power and has voted in favor of the Corporate Actions. Under the NRS, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock instead of a stockholders’ meeting.

What constitutes the voting shares of the Company?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of July 18, 2022, the Company’s voting securities for the Corporate Actions consisted of 3,391,651,300 shares of Common Stock and one share of Series A Preferred Stock. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder vote. The Series A Preferred Stock votes together with the Company’s other voting capital stock and is entitled to 51% of the votes on all matters submitted for stockholder approval.

What corporate matters did the Majority Stockholder vote for, and how did they vote?

Mr. Fogassa, the Company’s Chief Executive Officer and Chairman of the Board, and the holder of a majority of our outstanding voting securities, has voted in favor of the following Corporate Actions:

1.	The appointment of four members to the Board, to serve until the next annual meeting and until their respective successors are elected and qualified;
2.	The ratification of the appointment of BF Borgers CPA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, during the fiscal year ended December 31, 2021;
4.	The approval, on a non-binding advisory basis, of a three-year frequency of future advisory votes on compensation of named executive officers;
5.	The ratification of the adoption of the Brazil Minerals, Inc. 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”);
The increase in the number of common shares allocated to the 2017 Stock Incentive Plan from 25,000,000 to 250,000,000;
6.	The amendment of our Articles of Incorporation to change the name of the Company from Brazil Minerals, Inc. to Atlas Lithium Corporation; and
7.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State at any time before December 31, 2022, to effect a reverse stock split of our outstanding Common Stock by a ratio of not less than 1 for 100 and not more than 1 for 1,000, as determined by the Board (the “Reverse Stock Split”).

What vote is required to approve the Corporate Actions?

No further vote is required for approval of the Corporate Actions.

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Outstanding Voting Securities

As of July 18, 2022, there were 3,391,651,300 shares of Common Stock issued and outstanding, one share of Series A Convertible Preferred Stock (“Series A Preferred Stock”) issued and outstanding, and 214,006 shares of Series D Convertible Preferred Stock (“Series D Preferred Stock”) issued and outstanding. The Series D Preferred Stock has no voting rights, except on matters the approval of which would have an adverse effect on such class. Therefore, as of the Record Date, our issued and outstanding voting securities for the Corporate Actions consisted of shares of Common Stock and Series A Preferred Stock.

The rights of the Series A Preferred Stock are set forth in the Certificate of Designations which became effective on December 18, 2012. The holders of our Series A Preferred Stock vote together as a single class with the holders of our Common Stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of Common Stock being entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power.

As such, the written consent of a majority of the outstanding shares of Common Stock and the outstanding share of Series A Preferred Stock, voting together as a single class, was necessary to authorize the Corporate Actions described herein.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our voting stock as of July 18, 2022 by:

●	each person who is known by us to beneficially own more than 5% of our voting stock;
●	each of our officers and directors; and
●	all of our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, it means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options, warrants, and other securities convertible or exercisable into shares of Common Stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their stock.

Name and Address (1)	Office	Shares Owned		Percent of Class (2)
Series A Preferred Stock

Marc Fogassa	Chief Executive Officer and Chairman	1		100%

Common Stock

Marc Fogassa	Chief Executive Officer and Chairman	3,001,543,899	(3)	49.04%

Ambassador Roger Noriega	Independent Director, Member of the Audit Committee	200,398,396	(4)	5.76%

Cassi Olson, Esq.	Independent Director, Member of the Audit Committee	8,000,000	(5)	0.18%

Stephen Petersen	Independent Director, Member of the Audit Committee	17,333,333	(5)	0.51%

Gustavo Pereira de Aguiar	Chief Financial Officer, Principal Accounting Officer and Treasurer	0	(6)	0%

Brian Bernier	Vice-President, Corporate Development and Investor Relations	32,320,514		0.95%

Joel Monteiro, Esq.	Chief of Environmental, Social and Corporate Governance (ESG), Vice-President, Administration and Operations, and Secretary	11,190,650	(7)	0.33%

Areli Nogueira	Vice-President, Mineral Exploration	8,476,109	(8)	0.25%

Volodymyr Myadzel, PhD, Geol.	Senior Vice-President, Geology	1,524,152		0.04%

All executive officers and directors		3,278,787,053		52.54%

(1) The mailing address of each of the officers and directors as set forth above is c/o Brazil Minerals, Inc., 422 North Camden Drive, Suite 810, Beverly Hills, CA 90210.

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(2) As of July 18, 2022, there were 3,391,651,300 shares of our Common Stock issued and outstanding, one share of our Series A Preferred Stock issued and outstanding, and 214,006 shares of our Series D Preferred Stock issued and outstanding.

(3) Includes 79,198,982 shares of our Common Stock owned by entities deemed to be controlled by Mr. Fogassa and 2,728,415,557 shares of our Common Stock which may be issued upon the conversion of Series A Preferred Stock and Series D Preferred Stock into Common Stock (including exercise of options on Series D Preferred Stock) and upon the exercise of options on Common Stock.

(4) Includes shares of our Common Stock which may be issued upon the conversion of Series D Preferred Stock into Common Stock (including exercise of options on Series D Stock).

(5) Includes shares of our Common Stock which may be issued upon the exercise of stock options on Common Stock.

(6) The initial vesting of a common stock award will occur on March 16, 2023.

(7) Includes shares of our Common Stock owned by an entity controlled by Joel Monteiro.

(8) Includes shares of our Common Stock owned by an entity controlled by Areli Nogueira.

Corporate Action 1: ELECTION OF DIRECTORS

On July 18, 2022, our Board nominated the four directors listed below to stand for reelection to the Board until their successors are elected and assume office in fiscal year 2022. The Majority Stockholder approved the election of each of the four directors.

●	Ambassador Roger Noriega
●	Cassiopeia Olson, Esq.
●	Stephen R. Petersen, CFA
●	Marc Fogassa

General

The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Position
Marc Fogassa	55	Chairman, Chief Executive Officer, and Treasurer
Ambassador Robert Noriega	62	Independent Director, Member of the Audit Committee
Cassiopeia Olson, Esq.	44	Independent Director, Member of the Audit Committee
Stephen R. Petersen, CFA	65	Independent Director, Member of the Audit Committee
Gustavo Pereira de Aguiar	39	Chief Financial Officer, Principal Accounting Officer and Treasurer
Brian W. Bernier	63	Vice-President, Corporate Development and Investor Relations
Joel de Paiva Monteiro, Esq.	31	Chief of Environmental, Social and Corporate Governance (ESG), Vice-President, Administration and Operations, and Secretary
Volodymyr Myadzel, PhD, Geol.	46	Senior Vice-President, Geology
Areli Nogueira da Silva Júnior, Geol.	41	Vice-President, Mineral Exploration

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Marc Fogassa, age 55, has been a director and our Chairman and Chief Executive Officer since 2012. He has extensive experience in venture capital and public company chief executive management. He has served on boards of directors of multiple private companies in various industries, and has been invited to speak about investment issues, particularly as related to Brazil. Mr. Fogassa double majored at the Massachusetts Institute of Technology (M.I.T.), graduating with two Bachelor of Science degrees in 1990. He later graduated from the Harvard Medical School with a Doctor of Medicine degree in 1995, and also from the Harvard Business School with a Master of Business Administration degree in 1999 with Second-Year Honors. At Harvard Business School, he was Co-President of the Venture Capital and Private Equity Club. Mr. Fogassa was born in Brazil and is fluent in Portuguese and English. Mr. Fogassa is also the Chairman and Chief Executive Officer of Jupiter Gold Corporation, and Chairman and Chief Executive Officer of Apollo Resources Corporation, two companies in which we own equity positions.

Ambassador Roger Noriega, age 62, has been an independent director since 2012, and member of the Audit Committee of the Board since 2021. He has extensive experience in Latin America. Amb. Noriega was appointed by President George W. Bush and confirmed by the U.S. Senate as U.S. Assistant Secretary of State and served from 2003 to 2005. In that capacity, Amb. Noriega managed a 3,000-person team of professionals in Washington and in 50 diplomatic posts to design and implement political and economic strategies in Canada, Latin America, and the Caribbean. Prior to this assignment, Amb. Noriega served as U.S. Ambassador to the Organization of American States from 2001 to 2003. Since 2009, Amb. Noriega has been the Managing Director of Vision Americas, a Latin America-focused consulting group that he founded. Amb. Noriega has a Bachelor of Arts degree from Washburn University of Topeka, Kansas.

Cassiopeia Olson, Esq., age 44, has been an independent director since 2021, and member of the Audit Committee of the Board since 2021. She is an attorney with extensive experience in international contracts and venture negotiations. She has represented or engaged in transactions with leading companies, including Credit Suisse, UBS, Apollo Group, Universal Music Group, Sony, Chrysler/Jeep, Stella Artois, Miller Brewing Company, General Motors, McDonald’s, Verizon, among others. From 2013 to 2017, Ms. Olson was at Brighton Capital Ltd, and from 2017 to January, 2021, she was an attorney with Kaplowitz Firm, PC. Since February, 2021, Ms. Olson has been an attorney with Ellenoff Grossman & Schole LP. She received a B.A. in Economics and Finance from Loyola University in Chicago, and a J.D. from The John Marshall School of Law.

Stephen R. Petersen, CFA, age 65, has been an independent director since 2021, and member of the Audit Committee of the Board since 2021. Mr. Petersen over 40 years of experience in the capital markets and investment management. Since 2013, he has been a Managing Director and member of the Investment Committee at Prio Wealth, an independent investment management firm with over $3 billion in assets under management. Previously, Mr. Petersen served as Senior Vice President, Investments at Fidelity Investments for approximately 32 years. During his tenure at Fidelity, Mr. Petersen served as a Portfolio Manager and Group Leader of The Fidelity Management Trust Company and was responsible for managing several equity income and balanced mutual funds such as Fidelity Equity Income Fund (1993-2011), Fidelity Balanced Fund (1996-1997), Fidelity VIP Equity-Income Fund (1997-2011), Fidelity Puritan Fund (2000-2007), Fidelity Advisor Equity-Income Fund (2009-2011), and Fidelity Equity-Income II (2009-2011). He began his career at Fidelity as an Equity Analyst. Mr. Petersen received a B.B.A. in Finance and an M.S. in Finance from the University of Wisconsin-Madison. Mr. Petersen serves on the Board of the University of Wisconsin Foundation and Chairs its Investment Committee. He also is Co-Chair of the Executive Committee for the Catholic Schools Foundation Inner-City Scholarship Fund. Mr. Petersen is a Chartered Financial Analyst.

Gustavo Pereira de Aguiar, age 39, has been our Chief Financial Officer, Principal Accounting Officer, and Treasurer since 2022. From 2016 until 2022, Mr. Aguiar was the Controller of Jaguar Mining, Inc., a Canadian publicly traded company with two producing gold mines in the state of Minas Gerais in Brazil and current market capitalization of approximately $270 million. From 2013 to 2016, Mr. Aguiar was Controller at Grupo Orguel, an enterprise in the construction equipment rental sector in Brazil which received funding from Carlyle, a U.S. private equity group, and from 2010 to 2013, Mr. Aguiar worked at Mirabella Mineração, which at the time was developing its nickel project in the state of Bahia in Brazil. From 2006 to 2010, Mr. Aguiar was an auditor with Deloitte in Brazil. Mr. Aguiar has undergraduate degrees in Business Administration and in Accounting from Universidade FUMEC in Brazil. He has an executive MBA and further post-graduate education in finance from Fundação Dom Cabral in Brazil. Mr. Aguiar is fluent in Portuguese and English and is a licensed accountant in Brazil.

Brian W. Bernier, age 63, has been our Vice-President, Corporate Development and Investor Relations since 2019. From 2010 to 2017, Mr. Bernier was at Four Spring Capital Trust, and from 2017 to 2019, he was at Noble Capital Markets. Mr. Bernier graduated with a degree in Management from Boston University.

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Joel de Paiva Monteiro, Esq., age 32, has our Vice-President, Administration and Operations, since 2020, and our Chief of Environmental, Social, and Corporate Governance (“ESG”) matters since 2021. Previously he was a partner of the Brazilian law firm PRA Advogados with three offices and headquarters in Belo Horizonte, state of Minas Gerais. Mr. Monteiro has worked with all aspects of Brazilian business law and has extensive experience in a wide range of areas from strategic business planning to litigation. His prior clients included large corporations in a variety of economic sectors in diverse states in Brazil. Mr. Monteiro has a law degree from the Milton Campos Faculty in Belo Horizonte, Brazil. Subsequently he achieved a post-graduate degree in Business and Civil Law from the Pontifical Catholic University of Minas Gerais. Mr. Monteiro is also a director of Jupiter Gold Corporation and of Apollo Resources Corporation, two companies in which we own equity positions.

Volodymyr Myadzel, PhD, Geol., age 46, has been a consultant to us since 2021 and became our Senior Vice-President, Geology, in 2022. Under Item 1300 of Regulation S-K, he is a Qualified Person for lithium, iron, and gold, among other minerals. Dr. Myadzel is a geologist with over 23 years’ experience acquired in mines and projects in Russia, Ukraine, Guinea, Uruguay, and Brazil in a variety of minerals including lithium, iron, and gold. His primary expertise entails geological modeling, resource estimation, and QA/QC analysis. Dr. Myadzel has extensive experience in auditing mineral projects on behalf of investors or acquiring companies. He is a principal at VMG Consultoria e Soluções Ltda, a company that has provided geological expertise to large global companies with mines and projects in Brazil. Dr. Myadzel received Bachelor and Master degrees in Geological Engineering and a PhD degree in Geology, all from Kryvyi Rih National University in Ukraine.

Areli Nogueira da Silva Júnior, Geol., age 41, has been a consultant to us since 2018 and became our Vice-President, Mineral Exploration, in 2021. Under Item 1300 of Regulation S-K, he is a Qualified Person for lithium, iron, and gold, He is the Founder and was the Chief Technical Officer of MineXplore, a consultancy focused on mineral rights in Brazil. Mr. da Silva Júnior has been a consultant geologist with GeoEspinhaço, a firm that undertakes geological studies in a variety of minerals across Brazil. Mr. da Silva Júnior has also been a college faculty member teaching geology. Previously, he worked at the Brazilian mining department and before that as a geologist at Usiminas Mineração. Mr. da Silva Júnior has a Master of Geology degree from the Federal University of Rio de Janeiro, and an undergraduate degree in Geological Engineering from the School of Mines of the Federal University of Ouro Preto, the oldest mining college in Brazil. Mr. da Silva is also a director of Jupiter Gold Corporation, a company in which we own an equity position.

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board.

Our directors and executive officers have not, during the past ten years:

●	had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

●	been convicted in a criminal proceeding and is not subject to a pending criminal proceeding,

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently, or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities, futures, commodities, or banking activities; or

●	been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Qualifications, Attributes, Skills, and Experience Represented on the Board. The Board has identified qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his field. Each director demonstrates innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to the business and operations of the Company. The Board has assessed the intangible qualities including the director’s ability to ask difficult questions and, simultaneously, to work collegially.

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Overview of Corporate Governance

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well, and maintaining our integrity in the marketplace. As discussed below, our Board has established three standing committees to assist it in fulfilling its responsibilities to us and our stockholders:

1.	The Audit Committee;

2.	The Compensation Committee; and

3.	The Nominations Committee.

Director Independence

We currently have three independent directors on our Board. We use the definition of “independence” found in the Listing Rules of the Nasdaq Stock Market (“Nasdaq”) to make this determination. Nasdaq provides that an “independent director” is a person other than an executive officer or employee of a company or any other individual having a relationship with which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the Company;

●	the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officer of the Company served on the compensation committee of such other entity;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions); or

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

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Under such definitions, our Board has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning their background, employment, and affiliations, in order to make a determination of independence. Our Board has determined that the following three directors are independent:

1.	Ambassador Roger Noriega

2.	Cassiopeia Olson, Esq.

3.	Stephen R. Petersen, CFA

Board Diversity

Pursuant to Nasdaq’s Board Diversity Rule 5605(f), which was approved by the SEC on August 6, 2021, we have taken steps to meet the diversity objective as set out in this rule within the applicable transition period. We identified candidates for our Board who meet the board diversity requirement and have appointed one female independent director to our Board. The following is our Board Diversity Matrix as of the date hereof:

Board Diversity Matrix

Total Number of Directors	4

Part I: Gender Identity	Female	Male

Directors	1	3

Part II: Demographic Background

Hispanic or Latinx	0	2

White	1	1

Meetings of the Board of Directors

No director has attended fewer than 75% of the meetings of our Board. It is the policy of our Board that all directors should attend the annual meeting of shareholders unless unavoidably prevented from doing so by unforeseen circumstances.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. As described above, we have formed supporting committees, including the Audit Committee, the Compensation Committee, and the Nominations Committee, each of which supports the Board by addressing risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominations Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct.

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Audit Committee

Nasdaq rules require that our Audit Committee be composed of at least three members all of whom are “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we are required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. As of the date hereof, our Audit Committee was composed of the following, all of whom have been affirmatively determined by our Board to meet the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 and Nasdaq rules, all of whom qualify as financial experts:

1.	Ambassador Roger Noriega

2.	Cassiopeia Olson, Esq.

3.	Stephen R. Petersen, CFA

Our director Mr. Stephen R. Petersen, CFA, is an independent member of our Audit Committee who qualifies as an “audit committee financial expert” as defined in Item 407(e)(5) of Regulation S-K.

We have established a written charter for our Audit Committee, in which we set forth the duties of the Audit Committee that include, among other matters, oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of our internal audit function as applicable. The Audit Committee’s primary duties and responsibilities are to:

●	oversee our accounting and financial reporting processes and the audits of our financial statements;

●	identify and monitor the management of the principal risks that could impact our financial reporting;

●	monitor the integrity of our financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

●	provide oversight of the qualifications, independence, and performance of our external auditors and the appointed actuary;

●	provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board; and

●	review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing our cybersecurity and other information technology risks, controls, and procedures and our plans to mitigate cybersecurity risks and respond to data breaches.

As the Audit Committee was established subsequent to December 31, 2021, there were no meetings of the Audit Committee during the year ended December 31, 2021.

Compensation Committee and Nominations Committee

Nasdaq’s compensation and nominating and committee rules require that our Compensation Committee and Nominations Committee be composed solely of independent directors. At this time, our Nominations Committee and Compensation Committee are both comprised solely of independent directors. As of the date hereof, the members of each of our Nominations Committee and Compensation Committee are:

	Compensation Committee	Nominations Committee
1.	Ambassador Roger Noriega	Cassiopeia Olson, Esq.
2.	Cassiopeia Olson, Esq.	Stephen R. Petersen, CFA

We have also established charters for each of our Compensation Committee and Nominations Committee. As each of the Compensation Committee and Nominations Committee were established subsequent to December 31, 2021, there were no meetings of the Compensation Committee or Nominations Committee during the year ended December 31, 2021.

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Environmental, Social, and Corporate Governance (“ESG”)

We are deeply committed to Environmental, Social, and Corporate Governance (“ESG”) causes. We have an ESG Chief who coordinates our efforts in these important matters. Our efforts make a difference in the communities in which we operate. For example, in the last few years we planted more than 6,000 trees of diverse types for the benefit of local populations in areas in which we operate. We also constructed over 1,000 small retention walls to preserve and enhance dirt access roads used by such communities.

Compensation Committee Interlocks and Insider Participation

At no time have any of the members of our Compensation Committee been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers on our Board or Compensation Committee.

Our Board’s Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman and Chief Executive Officer. Mr. Fogassa has served in both roles since 2012, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders. Mr. Fogassa possesses in-depth knowledge of the issues, opportunities and risks facing us, as well as our business and our industry. Mr. Fogassa is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus our Board’s time and attention on critical matters and to facilitate constructive dialogue among our director on strategic issues.

In addition to Mr. Fogassa’s leadership, the Board maintains effective independent oversight through a number of governance practices, including open and direct communication with management, input on meeting agendas, and regular executive sessions.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of business conduct and ethics is available on our website at www.brazil-minerals.com/code-of-ethics/. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address does not include or incorporate by reference the information on our website into this document.

Communications with the Board of Directors

Our Board desires that the views of our stockholders be heard by the Board, its Committees, or individual directors, as applicable, and that appropriate responses be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with our Board, any Board Committee, the independent directors as a group, or any individual director, may send communications directly to us at Brazil Minerals, Inc., 433 North Camden Drive, Suite 810, Beverly Hills, CA 90210, Attention: Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication is addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

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Controlled Company

Mr. Fogassa, our Chief Executive Officer and Chairman, currently controls approximately 54.95% of the voting power of our capital stock and therefore we are a “controlled company,” as such term is defined under the Nasdaq Listing Rules. We currently intend to rely on the controlled company exemptions provided under the Nasdaq Listing Rules.

RELATED PARTY TRANSACTIONS

All related party transactions which are material are voted upon by the disinterested members of our Board. The Audit Committee is responsible for evaluating each such related party transaction and making a recommendation to the disinterested members of the Board as to whether the transaction at issue is fair, reasonable, and within our policy and whether it should be approved and ratified. The Audit Committee, in making its recommendation, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s length and in the ordinary course of business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee will review, at least annually, a summary of our material transactions with our directors and officers, as well as any other material related party transactions.

DELINQUENT SECTION 16(A) REPORTS

The Company conducted an internal review of its insider transactions requiring Section 16 reports and identified that certain reports on Forms 3 and 4 were not filed with the SEC as required by Section 16(a) for the period beginning on January 1, 2016 to date. Upon discovering these deficiencies, the Company prepared all delinquent Section 16 Filings with respect to the Company’s current insiders and has filed all such reports with the SEC prior to the date hereof.

In fiscal year 2021, the following number of reports were delinquently filed for the following current insiders:

Name	Number of Reports
Marc Fogassa	2
Cassiopeia Olson	1
Stephen R. Petersen	1
Brian W. Bernier	1

In addition to taking steps to correct all prior Section 16 Filing deficiencies, the Company has adopted an insider filing procedure to avoid Section 16 Filing deficiencies going forward.

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EXECUTIVE AND DIRECTOR COMPENSATION

Management Compensation

The following table sets forth information concerning cash and non-cash compensation paid by us to our Chief Executive Officer for each of the two years ended December 31, 2020, and 2021. No employee or independent contractor received compensation in excess of $100,000 for either of those two years.

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Marc Fogassa, Chairman and	12/31/2021	—	—	—	901,940	—	—	—	901,940
Chief Executive Officer	12/31/2020	37,500	—	—	—	—	—	—	37,500

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2021 to our Chief Executive Officer calculated in accordance with FASB ASC Topic 718. Please see Note 7 to the consolidated financial statements for the year ended December 31, 2020 contained in our Annual Report for the assumptions used in the calculation of grant date fair value pursuant to FASB ASC Topic 718.

On January 7, 2021, we filed a Current Report on Form 8-K indicating that on December 31, 2020, our Board approved an amendment and restatement of the employment agreement between the Company and Mr. Fogassa, our Chief Executive Officer. The material changes in the agreement are as follows: Under the prior agreement, Mr. Fogassa had the right to receive an annual cash salary of $250,000 per annum. Under the amended and restated agreement, Mr. Fogassa will not receive any cash as salary. Instead, he will be granted each month ten-year non-qualified stock options to purchase up to 25 million shares of our common stock at an exercise price equal to $0.00001 per share, such price and shares being subject to customary adjustments for any dividends, etc. If and when such options are exercised, the stock to be received will be restricted by the provisions of Rule 144, which currently limits any sales of affiliates with respect to the Company to 1% of the total outstanding shares per every 90-day period. In addition, the amended and restated agreement contains a provision which states that, if there is growth of our shareholder equity or book value above a high-water mark, calculated one time per year, then and only then Mr. Fogassa will receive a performance bonus payable half in cash and half in our common stock.

On September 17, 2021, we filed a Current Report on Form 8-K indicating that on September 15, 2021, our Board approved resolutions that allow directors the choice to direct the option compensation described in the Board resolutions dated December 31, 2020 (the “2020 Resolutions,” reported in the Form 8-K filed with the SEC on January 7, 2021) to either options to purchase our common stock as originally described in the 2020 Resolutions or to an equivalent number of options to purchase our Series D Convertible Preferred Stock.

Director Compensation

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2021, that we paid to each director other than our Chief Executive Officer, whose compensation is fully reflected in the compensation table above. We do not sponsor a pension benefits plan, a non-qualified deferred compensation plan, or a non-equity incentive plan for directors; therefore, these columns have been omitted from the following table. No other or additional compensation for services were paid to any of our directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Stock Awards ($)	Total ($)
Ambassador Roger Noriega	—	160,276		160,276
Cassi Olson, Esq.	1,000	16,762		17,772
Stephen R. Petersen, CFA	500	26,691		27,191

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2021 to each director calculated in accordance with FASB ASC Topic 718. Please see Note 7 to the consolidated financial statements for the year ended December 31, 2020 contained in the Annual Report for the assumptions used in the calculation of grant date fair value pursuant to FASB ASC Topic 718.

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On December 31, 2020, our Board approved an amendment and restatement of the compensation agreement between the Company and Ambassador Roger Noriega, an independent director. The material change in the agreement is as follows: Under the prior agreement, Ambassador Noriega had the right to receive an annual compensation of $50,000 payable quarterly through the issuance of such number of five-year options on our common stock as needed to make their Black-Scholes aggregate valuation equal to $12,500; such options had a strike price equal to the average market price of the common stock during such quarter. Under the amended and restated agreement, Ambassador Noriega will receive, on a quarterly basis, ten-year non-qualified stock options to purchase up to 15 million shares of our common stock at an exercise price equal to $0.00001 per share, such price and shares being subject to customary adjustments for any dividends, etc. If and when such options are exercised, the stock to be received will be restricted by the provisions of Rule 144, which currently limits any sales of affiliates with respect to the Company to 1% of the total outstanding shares per every 90-day period.

On September 17, 2021, we filed a Current Report on Form 8-K indicating that on September 15, 2021, our Board approved resolutions that allow directors the choice to direct the option compensation described in the 2020 Resolutions (as reported in the Form 8-K filed with the SEC on January 7, 2021) to either options to purchase our common stock as originally described in the 2020 Resolutions or to an equivalent number of options to purchase our Series D Convertible Preferred Stock.

2017 Stock Incentive Plan

On November 24, 2017, the Board approved the 2017 Stock Incentive Plan. On July 18, 2022, the Majority Stockholder ratified the adoption of the 2017 Stock Incentive Plan effective on July 18, 2022. The 2017 Stock Incentive Plan offers eligible employees, consultants, and non-employee directors cash and stock-based compensation and/or incentives to compensate, attract, retain, or reward such individuals. The 25,000,000 shares of common stock that may be issuable under the 2017 Stock Incentive Plan were registered with the SEC on Form S-8 on December 8, 2017. [note: increase in shares in the plan need to be added]

Subject to adjustments for stock splits and recapitalization, a total of 25,000,000 shares of Common Stock are eligible to be issued under the 2017 Stock Incentive Plan. As of the Record Date, there were no stock options issued under the 2017 Stock Incentive Plan. Please see below under “CORPORATE ACTION 4: RATIFICATION OF 2017 STOCK INCENTIVE PLAN” for additional information regarding the 2017 Stock Incentive Plan.

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Corporate Action 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board recommended the appointment of BF Borgers CPA, PC as public auditors for the fiscal year end as of December 31, 2022 and the Board approved that appointment on July 18, 2022. The appointment of BF Borgers CPA, PC (“Borgers”) as the public auditors of the Company for fiscal year 2022 was ratified by the Majority Stockholder Written Consent.

Audit Fees

The fees billed by Borgers for the audit of the Company’s financial statements as of December 31, 2020 and for quarterly reviews during such year were $44,820. The fees billed by Borgers for the audit of the Company’s financial statements and for quarterly reviews during the year ended December 31, 2021 were $44,820.

Audit-Related Fees

During 2020 or 2021, there were no fees paid to Borgers in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

No other fees were billed by Borgers for the last two years that were reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees” above.

Tax Fees

There were no fees billed by Borgers during the last two fiscal years for professional services rendered for tax compliance, tax advice, or tax planning. Accordingly, none of such services were approved pursuant to pre-approval procedures or permitted waivers thereof.

All Other Fees

There were no other non-audit-related fees billed to us by Borgers in 2020 or 2021.

Pre-Approval Policies and Procedures

Engagement of accounting services by us is not made pursuant to any pre-approval policies and procedures. Rather, we believe that our accounting firm is independent because all of its engagements by us are approved by the Audit Committee prior to any such engagement.

Our Audit Committee will meet periodically to review and approve the scope of the services to be provided to us by our independent registered public accounting firm, as well as to review and discuss any issues that may arise during an engagement. The Audit Committee is responsible for the prior approval of every engagement of our independent registered public accounting firm to perform audit and permissible non-audit services for us, such as quarterly financial reviews, tax matters, and consultation on new accounting and disclosure standards.

Before the auditors are engaged to provide those services, our Chief Financial Officer will make a recommendation to the Audit Committee regarding each of the services to be performed, including the fees to be charged for such services. At the request of the Audit Committee, the independent registered public accounting firm and/or management shall periodically report to the Audit Committee regarding the extent of services being provided by the independent registered public accounting firm, and the fees for the services performed to date.

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Corporate Action 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Written Consent also approved, on a non-binding basis, the compensation paid to our named executive officers for the fiscal year ended December 31, 2021, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or “Dodd-Frank Act,” gives stockholders the right to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers (as disclosed in this Information Statement and in accordance with SEC rules).

The goal of our executive compensation program is to attract, motivate, retain, and reward executives in a fiscally responsible manner. To achieve this objective, we design executive compensation programs that encourage our executives to strive for performance that is better than the industry average and achieve our corporate goals. We provide a mix of fixed and variable compensation that is intended to motivate our executives to execute on short-term and long-term objectives that build sustainable long-term value. We believe that our compensation program serves the interests of Stockholders. For more information about our executive officers, see their biographies under Corporate Action 1. For more information about our compensation philosophy and practices, see the management compensation section above under Corporate Action 1 as well as in Part III of our Annual Report.

As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executive officers at any time.

Corporate Action 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES

The Majority Stockholder Written Consent approved, on a non-binding basis, the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the Majority Stockholder considered the preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

The Majority Stockholder, upon the recommendation of our Board, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believes that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believes that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The Majority Stockholder concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Written Consent. Notwithstanding the above, and based on the Majority Stockholder vote, the Board determined to hold future votes on executive compensation every three years, subject to modifications of such policy in the discretion of the Board moving forward. It is currently anticipated that the next non-binding vote on the frequency of executive compensation will occur at the 2025 annual meeting.

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Corporate Action 5: RATIFICATION OF 2017 STOCK INCENTIVE PLAN

General

On November 24, 2017, the Board approved the 2017 Stock Incentive Plan (alternatively referred to as the “Plan” in this section) in the form attached hereto as Exhibit 1. Pursuant to the Majority Stockholder Written Consent, the Majority Stockholder ratified the adoption of the Plan effective on July 18, 2022. The Plan offers eligible employees, consultants, and non-employee directors cash and stock-based compensation and/or incentives to compensate, attract, retain, or reward such individuals.

The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 1 to this information statement.

The Plan will provide an opportunity for any employee, officer, director, or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) performance-based shares; (vi) other stock-based awards; (vii) performance-based cash awards; or (viii) any combination of the foregoing.

Summary of the 2017 Stock Incentive Plan

Shares Available Under the 2017 Stock Incentive Plan; Evergreen Provision

Subject to adjustment in connection with a stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares issued under the Plan, or any recapitalization, merger, consolidation, spin off or reorganization or liquidation of the Company or other extraordinary event, the aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is the sum of (i) 25,000,000 shares, plus (ii) an annual increase at the end of each fiscal year, beginning on December 31, 2022 through December 31, 2031, in the same proportion as the issued and outstanding common stock of the Company is increased during such fiscal year, subject to a maximum increase in the number of shares of common stock under the Plan of 10% in any one fiscal year.

If an award granted under the Plan entitles a holder to receive or purchase shares of the Company’s common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Plan. As a result, the shares available for granting future awards under the Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Plan in connection with awards previously granted under such Plan will again be available for awards under the Plan as follows: shares of the Company’s common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards and be added back to the aggregate maximum limit. If a tandem stock appreciation right or a limited stock appreciation right is granted in tandem with an option, such grant shall only apply once against the maximum number of shares of common stock which may be issued under the Plan.

Administration

The Plan is administered by either (a) with respect to the application of the Plan to eligible employees and consultants, a committee or subcommittee of the Board consisting of two or more non-employee directors, each of whom shall be a non-employee director, an independent director, and an outside director; or (b) with respect to the application of the Plan to non-employee directors or in the case that no such committee exists, the Board (the “Administrator”). The Administrator has the authority to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

The Administrator may, in its sole discretion, designate employees of the Company and engage professional advisors to assist in the administration of the Plan.

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Eligibility

Employees of the Company or an affiliate of the Company, non-employee directors of the Company, and consultants of the Company and its affiliates, and prospective employees and consultants, are eligible to participate in the Plan. Incentive stock options may be granted under the Plan only to employees of the Company, its subsidiaries, and its parent (if any).

The vesting and exercise of awards granted to a prospective employee, consultant or non-employee director are conditioned upon such individual actually becoming an employee, consultant, or non-employee director.

No award granted under the Plan will vest and become exercisable prior to the first year anniversary of the date the award was granted (other than in the case of death or disability of a participant or upon a change in control).

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than 100% of the fair market value of the Company’s common stock at the time of the grant. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the Plan will be determined by the Administrator, but the term of a stock option may not exceed ten years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

To the extent that the aggregate fair market value (determined as of the time of the grant) of the common stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent of the Company exceeds $100,000, such options will be treated as non-qualified stock options.

Options granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to waive or accelerate the time as of which an option may vest or be exercised.

The Administrator may grant stock options that provide that the participant may elect at any time prior to the participant’s termination to exercise the stock option as to any part or all of the shares of common stock subject to the stock option prior to the full vesting of the stock option and such shares shall be treated as restricted stock. Any unvested shares of common stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

A participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an option. The Administrator may determine, in its sole discretion, at the time of grant or thereafter that a non-qualified stock option that is otherwise not transferable is transferable to a family member in such circumstances, and under such conditions, as determined by the Administrator.

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Terms of Stock Appreciation Rights, Restricted Stock Awards; Performance-Based Awards and other Stock-Based Awards

Stock Appreciation Rights

The Administrator may grant stock appreciation rights in conjunction with all or part of any stock options granted under the Plan. In the case of a non-qualified stock option, such rights may be granted either at or after the time of the grant of such reference stock option. In the case of incentive stock options, such rights may be granted only at the time of the grant of such reference stock option. These tandem stock appreciation rights may be exercised only for such period of time as the underlying stock options are exercisable, in no event more than ten years from the date of the grant. If any tandem stock appreciation right is exercised by the holder, any underlying option shall be cancelled, and the shares of common stock underlying such Option shall no longer be available for awards under the Plan. Additionally, the Administrator may grant stock appreciation rights without reference to stock options granted under the Plan. The exercise price per share of the common stock subject to a non-tandem stock appreciation right shall not be less than 100% of the fair market value of the common stock at the time of the grant. The term of each non-tandem stock appreciation right shall not be greater than ten years after the date of the grant.

Restricted Stock Awards

The Administrator may issue shares of restricted stock under the Plan as a grant or for such consideration, including services, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to) be forfeitable until the applicable restrictions lapse. The Administrator shall fix the purchase price to be paid for such restricted stock, which may be zero, subject to such minimum considerations as may be required by applicable law. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. The participant shall not be permitted to transfer shares of restricted stock awarded under the plan during the restriction periods set by the Administrator. Unless the Administrator determines otherwise, subject to applicable restrictions on vesting based on time or attainment of objective performance goals as set forth in the restricted stock agreement, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them.

Performance Shares

The Administrator, in its sole discretion, may from time-to-time award performance shares to eligible persons. The Administrator determines the terms and conditions of any award of performance shares, including without limitation, (a) to whom, and the time or times at which, performance shares will be awarded, (b) the number of performance shares to be awarded, (c) the performance period (the “Performance Period”) or performance goals (the “Performance Goals”) applicable to such awards, (d) at the expiration of the Performance Period, the extent to which the Performance Goals are achieved and the percentage of each such performance share award that has been earned; and (e) the form of settlement of a performance share.

Performance Goals established by the Administrator with respect to the earning of performance shares based on a Performance Period applicable to each participant or class of participants shall be made in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Internal Revenue Code (the “Code”) and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions, and acquisitions) and other similar type events or circumstances.

Unless otherwise determined by the Administrator at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of common stock covered by a performance share will not be paid to the participant.

The settlement of a performance share shall be made in shares of common stock or, as determined by the Administrator in its sole discretion, the cash equivalent of such shares, following the Administrator’s determination at the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may award and amount less than the earned performance share and/or subject the payment of all or part of any performance share to additional vesting, forfeiture, and deferral conditions as it deems appropriate.

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Performance shares shall not be transferable by the participant during the Performance Period. Based on service, performance, and/or such other factors as the Administrator may determine, the Administrator may, in its sole discretion, at or after the grant, accelerate the vesting of all or any part of any performance share award and/or waive deferral limitations for all or any part of such award.

Other Stock-Based Awards

The Administrator, in its sole discretion, is authorized to grant to eligible persons other stock-based awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock, including, but not limited to, (a) shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions, (b) shares of common stock in payment to consultants, including attorneys, (c) shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an affiliate, (c) performance units, (d) dividend equivalent units, (e) stock equivalent units, (f) restricted stock units and (g) deferred stock units. To the extent permitted by law, the Administrator may, in its sole discretion, permit eligible employees and/or non-employee directors to defer all or a portion of their cash compensation in the form of other stock-based awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. The Administrator has the authority to determine the eligible persons to whom, and the time or times at which, such awards will be made, the number of shares of common stock to be awarded pursuant to such awards, and all other conditions of the awards. The Administrator has the authority to determine the eligible persons to whom, and the time or times at which, such awards will be made, the number of shares of common stock to be awarded pursuant to such award, and all other conditions of the Awards. The Administrator may also provide for the grant of common stock under such awards upon the completion of a specified performance period. Other stock-based awards may be granted either alone or in addition to or in tandem with other awards granted under the Plan.

Performance-Based Cash Awards

Performance-based cash awards may be granted either alone or in tandem with stock options, stock appreciation rights, or restricted stock. The Administrator has the authority to determine the eligible persons to whom, and the time or times at which, such awards will be made, the dollar amount to be awarded pursuant to such awards, and all other conditions to the awards.

The Administrator determines how any awards granted under the Plan will vest.

Termination of Service

With respect to stock options and stock appreciation rights granted under the Plan, unless otherwise determined by the Administrator at grant, in the event of a grantee’s termination of service due to his or her death or disability, the grantee’s stock options that are vested and exercisable at the time of such termination of service may be exercised by the participant (or, in the case of death, by the legal representative of the participant’s estate) at any time within a one-year period from the date of such termination, but in no event beyond the expiration of the stated term of such stock options or stock appreciation rights. If the participant dies within such exercise period, all unexercised stock options or stock appreciation rights held by such participant shall remain exercisable, to the extent to which they were exercisable at the time of death, until one year after such termination of service (but in no event beyond the expiration of the stated term of such stock options or stock appreciation rights).

If a participant’s termination is by involuntary termination without cause, all stock options or stock appreciation rights that are held by such participant that are vested and exercisable at the time of such termination may be exercised at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such stock options or stock appreciation rights. In the event of a voluntary termination by a participant (other than a voluntary termination by participant after the occurrence of an event that would be grounds for a termination for cause), all stock options or stock appreciation rights held by such participant that are vested and exercisable at the time of such termination may be exercised by the participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such stock options or stock appreciation rights. In the event of termination for cause, or voluntary termination by participant after the occurrence of an event that would be grounds for cause, all stock options or stock appreciation rights, whether vested or unvested, shall terminate and expire as of the date of such termination.

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Unvested stock options or stock appreciation rights shall terminate and expire as of the date of termination of a participant.

Unless otherwise determined by the Administrator, (a) all shares of restricted stock held by a participant and still subject to restrictions and (b) any unvested performance shares, other stock-based awards or performance-based cash awards shall be forfeited by the participant upon the participant’s termination of service for any reason.

Duration; Termination of the 2017 Stock Incentive Plan

The Plan will automatically terminate on the 10th anniversary of the stockholder approval date of the Plan (July 18, 2032). However, prior to that date, the Company’s Board may amend, suspend or terminate the Plan as it deems advisable, provided that, unless otherwise required by law or provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be impaired without the participant’s consent, and provided further, that no amendment may be made without stockholder approval in accordance with the law of the State of Nevada if such amendment would (1) increase the aggregate number of shares of the Company’s common stock that can be issued under the Plan, except as provided for therein; (2) increase the maximum individual participant limitations for a fiscal year, except as provided for therein; (3) change the classification of eligible employees or consultants eligible to receive awards under the Plan; (4) decrease the minimum option price of any stock option or stock appreciation right; (5) extend the maximum option period; (6) alter the Performance Goals for the award of restricted stock, performance shares or other stock-based awards subject to satisfaction of Performance Goals; (7) award any stock option or stock appreciation right in replacement of a canceled stock option or stock appreciation right with a higher exercise price, except as provided for therein; or (8) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to incentive stock options, Section 422 of the Code.

In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Nevada to increase the aggregate number of shares of common stock that may be issued under the Plan, decrease the minimum exercise price of any stock option or stock appreciation right, or to make any other amendment that would require stockholder approval under any applicable rule of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

Change of Control Treatment.

The Administrator may make provisions in awards with respect to a change in control. Under the Plan, in the event of a change of control and absent any terms to the contrary in an award agreement or written employment agreement with the participant, such participant’s unvested award shall vest and the Administrator in its sole discretion may take such actions to provide for one or more of: (a) continuing, assuming or substituting any or all outstanding awards, and provide, where appropriate in the discretion of the Administrator, for restricted stock or other awards to receive the same distribution as other common stock, or awarding additional restricted stock in lieu of any cash distribution, (b) cashing out any or all outstanding awards, (c) cancelling any or all outstanding awards without payment if the change in control price is less than the fair market value of such award on the date of grant, or (d) providing for accelerated vesting or lapse of restrictions of any or all awards.

Additionally, upon a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets (an “Acquisition Event”), the Administrator may, in its sole discretion, terminate all outstanding and unexercised stock options or stock appreciation rights, or any other stock based award that provides for a participant-elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each participant at least 20 days prior to the consummation of the Acquisition Event, in which case during the period from the date of such notice or termination is delivered to the consummation of the Acquisition Event, each such participant shall have the right to exercise in full all of his or her stock options or stock appreciation rights that are then outstanding, but any such exercise will be contingent on the occurrence of the Acquisition Event and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice, the notice and exercise pursuant thereto shall be null and void.

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Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Tax Withholding Adjustments

The Company has the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of common stock or the payment of any cash thereunder, payment by the participant of, any federal, state, or local taxes required by law to be withheld. Upon the vesting of restricted stock (or other award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any participant may be satisfied, subject to the advance consent of the Administrator, by reducing the number of shares of common stock otherwise deliverable or by delivering shares of common stock already owned.

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Modification of Awards under the 2017 Stock Incentive Plan

The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to the share limitations or as otherwise specifically provided therein, no such amendment or other action by the Administrator shall impair the rights of any holder without the holder’s consent.

Awards Planned under the 2017 Stock Incentive Plan

There are no current plans to issue any awards under the Plan at this time.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Information Statement as Appendix A.

Reasons for Adoption of the 2017 Stock Incentive Plan

The reason for the adoption of the Plan is to allow for issuances of equity incentive compensation awards for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors, and consultants, and promoting the success of our business, and to allow us to grant awards in forms of equity compensation other than options.

With such increase we believe that the number of shares available for grants under the Plan, based on current assumptions of management, will be sufficient for anticipated issuances under the Plan through December 31, 2024.

Securities Authorized for Issuance Under Equity Compensation Plans

In 2017, our Board approved our 2017 Stock Incentive Plan under which we can offer eligible employees, consultants, and non-employee directors cash and stock-based compensation and/or incentives to compensate, attract, retain, or reward such individuals. We have no other equity compensation plan. The table below sets forth certain information as of December 31, 2021 with respect to the 2017 Stock Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column “(a)”) (c)

Equity compensation plans approved by security holders	0		0	0

Equity compensation plans not approved by security holders (2017 Stock Incentive Plan)	25,000,000	$	n/a	25,000,000

Total	25,000,000	$	n/a	25,000,000

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Current Issuance

As of the Record Date, there were no stock options or other awards issued under the 2017 Stock Incentive Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No specific awards have been issued under the 2017 Stock Incentive Plan. It is intended that awards under the 2017 Stock Incentive Plan will be issued to officers and directors and other service providers, as determined in the discretion of the Board.

Corporate action 6: THE INCREASE IN THE NUMBER OF COMMON SHARES ALLOCATED TO THE 2017 STOCK INCENTIVE PLAN FROM 25,000,000 TO 250,000,000;

On July 18, 2022, the Company’s Board adopted resolutions declaring advisable and recommending that our stockholders approve the increase in the number of common shares allocated to the 2017 Stock Incentive Plan from 25,000,000 to 250,000,000 (the “Stock Plan Share Increase”). The Majority Stockholder approved the Stock Plan Share Increase by written consent on July 18, 2022 in lieu of a meeting of stockholders permitted under the NRS and the Company’s Bylaws.

Reasons for the Amendment

The number of shares currently reserved under in the 2017 Stock Incentive Plan is 25,000,000, a very small number compared to the number of issued and outstanding shares of our common stock, which, as of July 18, 2022, totals 3,391,651,300 shares.

Accordingly, our Board has concluded that it is in the Company’s best interests to enact the Stock Plan Share Increase.

Effect of the Amendment

With the Stock Plan Share Increase we believe that the number of shares available for grants under the Plan, based on current assumptions of management, will be sufficient for anticipated issuances under the Plan through December 31, 2024.

Corporate Action 7: AMENDMENT TO ARTICLES OF INCORPORATION TO APPROVE NAME CHANGE TO ATLAS LITHIUM CORPORATION

On July 18, 2022, the Company’s Board adopted resolutions declaring advisable and recommending that our stockholders approve a change in our corporate name from “Brazil Minerals, Inc.” to “Atlas Lithium Corporation” (the “Name Change”). The Majority Stockholder approved the Name Change by written consent on July 18, 2022 in lieu of a meeting of stockholders permitted under the NRS and the Company’s Bylaws.

Corporate Action 6 will become effective upon the filing of a Certificate of Amendment to our current Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We plan to file the Certificate of Amendment no earlier than 20 days after the mailing of this Information Statement.

Reasons for the Amendment

The change in our corporate name is intended to strengthen our Company’s brand. The new corporate name more accurately reflects the business of the Company and focuses the attention on the lithium mineral rights that we are currently exploring with an intent to develop one or more mines.

Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to Atlas Lithium Corporation.

Effect of the Amendment

Once the Certificate of Amendment is filed with the Nevada Secretary of State, the Name Change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “Brazil Minerals, Inc.” Stockholders with certificated shares may continue to hold their existing stock certificates and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Atlas Lithium Corporation.”

Article I of our current Amended and Restated Articles of Incorporation, as amended, will be amended to read in its entirety as follows:

“The name of the Corporation shall be: Atlas Lithium Corporation.”

Corporate Action 8: REVERSE STOCK SPLIT

General

On July 18, 2022, the Company’s Board adopted resolutions to effect a Reverse Stock Split of the Company’s issued and outstanding Common Stock, as described below. The Majority Stockholder approved the Reverse Stock Split by written consent on July 18, 2022 in lieu of a meeting of stockholders permitted under the NRS Section 78.320 and the Company’s Bylaws.

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Approval of the Corporate Action permits the Company to effect a Reverse Stock Split of our issued and outstanding Common Stock by a ratio of not less than 1-for-100 (1:100) and not more than 1-for-1,000 (1:1,000). In determining the ratio of the Reverse Stock Split, our Board of Directors considered, among other things, factors such as:

● the initial or continuing listing requirements of various stock exchanges;

● the historical trading price and trading volume of our common stock;

● the number of shares of our common stock issued and outstanding;

● the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock; and

● prevailing general market and economic conditions.

Reason for the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of our common stock and low trading price of our common stock have contributed to a lack of significant interest in the Company from institutional and other investors and has made it difficult for the Company to attract new investors and conduct equity financings on attractive terms. Our Board believes that it is necessary and prudent for the Company to amend our Articles of Incorporation to effectuate the Reverse Stock Split because it would reduce the number of outstanding shares of our common stock to a level more consistent with other public companies with market capitalization.

Additionally, a Reverse Stock Split should have the effect of raising the minimum bid price of our common stock on the OTCQB market, which is required to list on the NASDAQ Capital Market or the NYSE American. In the future, we hope to list our common stock on one of these stock exchanges as soon as we are eligible to do so following the consummation of the Reverse Stock Split, a potential future public capital raise, and satisfaction of other listing requirements and conditions. The NASDAQ Capital Market and the NYSE American have a minimum bid price requirement for new applicants of $4.00 per share.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our common stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. We cannot assure you that the stock price of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of common stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our common stock may be based on our performance and other factors as well.

ADDITIONAL INFORMATION and incorporation by reference

The Company is subject to the Exchange Act’s reporting requirements, and in accordance therewith files reports, proxy statements, and other information, including annual quarterly and current reports on Forms 10-K, 10-Q, and 8-K with the SEC. Our reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC through EDGAR (Electronic Data Gathering, Analysis, and Retrieval).

The SEC allows the Company to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this Information Statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 25, 2022 and amended on March 29, 2022.

Copies of all documents we file with the SEC, including reports which are incorporated by reference in this Information Statement (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference), will be provided without charge to each stockholder as of the Record Date upon written or oral request. Requests should be directed to Brazil Minerals, Inc., 433 North Camden Drive, Suite 810, Beverly Hills, CA 90210.

You may also obtain copies of these filings, at no cost, by accessing the SEC’s website at www.sec.gov.

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DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no right to dissent on any of the Corporation Actions under the NRS, the Company’s Articles of Incorporation, or Bylaws.

EFFECTIVE DATES OF CORPORATE ACTIONS

Under Rule 14c-2 under the Exchange Act, the Corporate Actions shall not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

On behalf of the Board of Directors of
BRAZIL MINERALS, INC.

Date: July 29, 2022	By:
Marc Fogassa
Chief Executive Officer and Chairman of the Board

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Exhibit 1. 2017 Stock Incentive Plan. Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed by the Company on December 8, 2017.